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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       April 5, 2000
                                                  ------------------------------

                             Harbinger Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Georgia                  0-26298                      58-1817306
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)

       1277 Lenox Park Boulevard, Atlanta, Georgia                    30319
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     (404) 467-3000
                                                   -----------------------------

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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On April 5, 2000, Harbinger Corporation ("Harbinger") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Peregrine Systems, Inc. ("Peregrine"), a Delaware corporation, and Soda Acquisition Company, a Delaware Corporation and a wholly-owned subsidiary of Peregrine. If the merger is completed, Harbinger will become a wholly-owned subsidiary of Peregrine and each outstanding share of Harbinger common stock will be converted into the right to receive 0.75 of a share of Peregrine common stock.

         In connection with the execution of the Merger Agreement, Harbinger and Peregrine entered into a Stock Option Agreement, dated April 5, 2000 (the "Stock Option Agreement"), pursuant to which Harbinger has granted to Peregrine an option to acquire up to 8,007,468 newly issued shares of Harbinger common stock representing 19.99% of Harbinger's outstanding common stock. The option is only exercisable upon the occurrence of certain events specified in the Stock Option Agreement.

         In connection with the merger, (i) certain directors, officers and shareholders of Harbinger have entered into voting agreements, dated April 5, 2000 (the "Company Voting Agreements"), pursuant to which they have agreed to vote their Harbinger shares in favor of the adoption of the Merger Agreement and approval of the Merger, in favor of any matter that could reasonably be expected to facilitate the Merger, against any "Acquisition Proposal", and against any matter that could reasonably be expected to facilitate any "Acquisition Proposal", and (ii) certain directors, officers and stockholders of Peregrine have entered into voting agreements (the "Parent Voting Agreements") pursuant to which they have agreed to vote their shares in favor of the share issuance, in favor of any matter that could reasonably be expected to facilitate the share issuance, and against any matter that could reasonably be expected to prevent the merger.

         The foregoing description of the Merger Agreement, the Stock Option Agreement, the Company Voting Agreements, the Parent Voting Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, Stock Option Agreement, Company Voting Agreements, and Parent Voting Agreements, forms of which are filed herewith as Exhibits 99.1-99.4.

         It is expected that Peregrine will file a Registration Statement on SEC Form S-4 and Harbinger will file a proxy statement with the Securities and Exchange Commission ("SEC") in connection with the merger, and that Harbinger and Peregrine will mail a Joint Proxy Statement/Prospectus to stockholders of Harbinger and Peregrine containing information about the merger. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Harbinger, Peregrine, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus and these other documents, when available, will also be obtainable from Harbinger by directing a request through the Investors Relations portion of Harbinger's website at http://www.Harbinger.com or by mail to Harbinger Communications, 1277 Lenox Park Boulevard, Atlanta, GA 30319, attention: Investor Relations, telephone: (404) 467-3000.

         In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, Harbinger and Peregrine file annual, quarterly and special reports, proxy statements and other information with the SEC. Investors and security holders may read and copy any reports, statements or other information filed by Harbinger or Peregrine at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Harbinger's and Peregrine's filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

         Harbinger, its directors, executive officers and certain other members of management and employees may be soliciting proxies form Harbinger stockholders in favor of the issuance of Harbinger common stock in the merger. Information concerning the participants in the solicitation is set forth in a Current Report on Form 8-K filed by Harbinger on April 5, 2000.

        ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        C) EXHIBITS.
          99.1             Form of Agreement and Plan of Merger and
                           Reorganization by and among Peregrine Systems, Inc.,
                           Soda Acquisition Corporation, and Harbinger
                           Corporation, dated April 5, 2000.


            99.2           Form of Stock Option Agreement between Peregrine
                           Systems, Inc. and Harbinger Corporation.

            99.3           Form of Company Voting Agreement by and among
                           Peregrine Systems, Inc. and shareholders and/or optionholders of Harbinger Corporation.

            99.4           Form of Parent Voting Agreement by and among
                           Harbinger Corporation and stockholders and/or optionholders of Peregrine Systems, Inc.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARBINGER CORPORATION



Dated:  April 14, 2000                 By:  /s/ JAMES M. TRAVERS
                                           --------------------------------
                                           James M. Travers
                                           Chief Executive Officer

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                                EXHIBIT INDEX

Exhibit
Number                           Description of Document
------                           -----------------------
99.1                       Form of Agreement and Plan of Merger and
                           Reorganization by and among Peregrine Systems, Inc.,
                           Soda Acquisition Corporation, and Harbinger
                           Corporation, dated April 5, 2000.

99.2                       Form of Stock Option Agreement between Peregrine
                           Systems, Inc. and Harbinger Corporation.

99.3                       Form of Company Voting Agreement by and among
                           Peregrine Systems, Inc. and shareholders and/or optionholders of Harbinger Corporation.

99.4                       Form of Parent Voting Agreement by and among
                           Harbinger Corporation and stockholders and/or optionholders of Peregrine Systems, Inc.